LETTER TO E*TRADE FUNDS(R) SHAREHOLDERS



IN 2002, E*TRADE FUNDS PROVIDED INVESTORS
WITH INVESTMENT OPPORTUNITIES IN SPECIFIC ASSET CLASSES.



Dear E*TRADE Funds Shareholder:

2002 was a difficult year for investors. Equities were down once again, with continuing uncertainty about overall economic conditions running high. Against this background, E*TRADE Funds remained focused on its goal of providing investors with an affordable way to invest in specific asset classes.

Many E*TRADE Funds shareholders continued to focus on the long-term by creating a diversified portfolio through asset allocation. In 2002, E*TRADE Advisory Services, Inc. added portfolio analysis and E*TRADE Securities added mutual fund research tools to help investors better understand and manage their investments.

E*TRADE Funds' offer investment OPPORTUNITIES IN CORE ASSET CLASSES, including:

    o Stock index funds like the S&P 500 Index Fund, Russell 2000 Index Fund, Technology Index Fund, and International Index Fund
    o  Bond Fund
    o  Premier Money Market Fund

We understand that investors want mutual funds that they can trust to stay true to their investment style. By using an index approach, each of our equity funds provided investors with a way to invest in a broad index of securities. Each of the index funds provided investors with investment returns similar to those of the index it was following. E*TRADE Funds also provided investors with access to fixed-income markets with the Bond and Premier Money Market Funds. E*TRADE Asset Management is now providing active management to these funds, drawing on the experience we and our affiliates have in managing over $25 billion of fixed-income investments. Each of these funds had positive returns in 2002.

Enclosed you'll find your copy of the 2002 E*TRADE Funds Annual Report. In it, you will get a recap of the year 2002 and gain insights from fund managers.

I hope you'll find the report valuable and informative.

Thank you for your investment in the E*TRADE Funds. We value our relationship with you, and look forward to serving your investment needs for many years to come.

Sincerely,


/S/ LIAT RORER

Liat Rorer
President, E*TRADE Funds


This material must be preceded or accompanied by a current prospectus. To obtain a prospectus containing more complete information, please visit ETRADE.COM Please read the prospectus carefully before investing.

The E*TRADE Premier Money Market Fund is managed to maintain a stable $1 share price. As with all money market funds, an investment in this Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund."

Securities products and services offered by E*TRADE Securities LLC (member NASD/SIPC) are not insured by the FDIC, are not guaranteed deposits or obligations of E*TRADE Bank, and are subject to investment risk, including possible loss of the principal invested.

E*TRADE Securities LLC and E*TRADE Advisory Services, Inc. are separate companies which are wholly-owned subsidiaries of E*TRADE Group, Inc.

System response and account access times may vary due to a variety of factors, including trading volumes, market conditions, system performance, and other factors.

The E*TRADE Bond Fund ("Fund") is an actively managed, intermediate-term, investment-grade bond fund that seeks total return with an emphasis on income.

For the annual period ended December 31, 2002, the Fund returned 9.09%. During the same period the Lehman Brothers Intermediate US Aggregate Index returned 9.49%. 1 You should remember that past performance is no guarantee of future returns and that the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund may not be able to duplicate its performance.

2002 marked a year of banner returns for bonds and one of the weakest stock markets in history. Economic indicators revealed mixed messages throughout the year and consumers became cautious. At the start of the year, many market participants felt a recovery was forthcoming, but many others feared a double dipped recession. As the year progressed, it became clear that the economy was recovering, but far slower than most had predicted. In addition, the recovery was a jobless one.

For most of the year, the Federal Reserve Board ("Fed") held interest rates stable, following 11 consecutive cuts in 2001. However, in November, the Fed acknowledged that the risk of weakness in the economy persisted and cut interest rates by 50 basis points, to a 40 year low. The low level of interest rates was enough to spur one of the best markets in history for home buying and home refinancing. Incentives from the auto companies also helped spur car buying, but overall consumer spending and confidence were extremely low. Headlines of layoffs and unemployment reaching 6% kept the consumers aware that not all was rosy. In addition, corporations experienced one of the worst markets in recent history. Profits were generally low and questions about corporate fraud and accounting scandals led to shaken investor confidence. Stocks suffered and market participants began to move money to the bond markets as they looked for a safe haven and a place to receive positive returns.

2002 was a year marked by geopolitical risks, and as the year closed, we find many of the conflicts remain unresolved. War with Iraq appears imminent. North Korea has recently broken their nuclear treaties. The U.S. war on terrorism, West Bank conflicts and the India/Pakistan tensions continue and have stirred the demand for the safe haven of Treasury and Agency notes. This demand, coupled with the weak economy drove interest rates steadily lower throughout the year.

We start the year more optimistic about a sustainable recovery, but note that the risks for continued economic weakness still exist. While the general level of interest rates should be enough to support the economy, until job creation begins and the conflict with Iraq is resolved, consumers will remain cautious. The recent tax proposals put forth by the President are likely to meet with resistance from the Democrats and therefore may not bring much tax relief until 2004.

The Bond Fund is currently heavily weighted in agencies, mortgages and asset backed securities. During the course of the year, we strategically moved to higher rated, shorter duration, corporate bonds and were fortunate to avoid the most troubled companies especially in the telecom and technology sectors. Instead, emphasis was placed on consumer staples, defense and the financial sectors, including mortgage companies. Exposure to collateralized mortgage backed securities and asset backed securities was also increased. Credit quality remained extremely strong at AA on average.2 Over the year we increased the duration of the Fund to take advantage of falling interest rates. However, recently we have adjusted the Fund to a neutral duration, to reflect our current view that interest rates are close to, if not at the bottom of the cycle.

                                                     Average Annual Return                    Cumulative Return
                                                          Since      8/31/99-       Since          8/31/99-
                                              One Year   Inception  12/31/02**     Inception      12/31/02**

E*TRADE Bond Fund                               9.09%      8.75%        8.79%      32.84%      32.44%

Lehman Brother U.S. Aggregate Index             9.49%        --         9.06%         --       33.53%

Lehman Brothers Govt/Corp Index                11.04%        --         9.52%         --       35.15%

** The E*TRADE Bond Fund began operations on August 13, 1999. Index Comparisons began on August 31, 1999.

The following graph shows the hypothetical return of $10,000 invested in the Lehman Brothers Government/Corporate Index the hypothetical return of $10,000 invested the Lehman Brothers Intermediate U.S. Aggregate Index and the hypothetical return of $10,000 invested in the E*TRADE Bond Fund at the end of each month for which the Fund was operational. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

                               [GRAPHIC OMITTED]
              EDGAR REPRESENTATION OD PLOT POINTS USED IN GRAPHIC

Lehman Brothers Government               Lehman Brothers Aggregate
Corporate Bond Index                      U.S. Intermediate Index               E*TRADE Bond Fund
START             $    10,000.00      START             $    10,000.00     START              $    10,000.00
8/31/1999         $     9,992.00      8/31/1999         $     9,995.00     8/31/1999          $    10,030.00
9/30/1999         $    10,081.93      9/30/1999         $    10,110.94     9/30/1999          $    10,119.27
10/31/1999        $    10,108.14      10/31/1999        $    10,148.35     10/31/1999         $    10,139.51
11/30/1999        $    10,102.08      11/30/1999        $    10,147.34     11/30/1999         $    10,139.51
12/31/1999        $    10,040.45      12/31/1999        $    10,098.63     12/31/1999         $    10,074.61
1/31/2000         $    10,037.44      1/31/2000         $    10,065.30     1/31/2000          $    10,064.54
2/29/2000         $    10,162.91      2/29/2000         $    10,187.10     2/29/2000          $    10,196.38
3/31/2000         $    10,309.26      3/31/2000         $    10,321.56     3/31/2000          $    10,349.33
4/30/2000         $    10,258.74      4/30/2000         $    10,291.63     4/30/2000          $    10,287.23
5/31/2000         $    10,249.51      5/31/2000         $    10,286.49     5/31/2000          $    10,266.66
6/30/2000         $    10,458.60      6/30/2000         $    10,500.45     6/30/2000          $    10,473.02
7/31/2000         $    10,569.46      7/31/2000         $    10,596.00     7/31/2000          $    10,588.22
8/31/2000         $    10,718.49      8/31/2000         $    10,749.64     8/31/2000          $    10,735.40
9/30/2000         $    10,759.22      9/30/2000         $    10,817.36     9/30/2000          $    10,784.78
10/31/2000        $    10,827.00      10/31/2000        $    10,888.76     10/31/2000         $    10,848.41
11/30/2000        $    11,012.14      11/30/2000        $    11,067.33     11/30/2000         $    11,040.43
12/31/2000        $    11,229.08      12/31/2000        $    11,273.19     12/31/2000         $    11,281.11
1/31/2001         $    11,417.73      1/31/2001         $    11,456.94     1/31/2001          $    11,454.17
2/28/2001         $    11,535.33      2/28/2001         $    11,556.62     2/28/2001          $    11,573.15
3/31/2001         $    11,588.40      3/31/2001         $    11,614.40     3/31/2001          $    11,621.88
4/30/2001         $    11,501.48      4/30/2001         $    11,565.62     4/30/2001          $    11,534.17
5/31/2001         $    11,568.19      5/31/2001         $    11,635.01     5/31/2001          $    11,599.95
6/30/2001         $    11,623.72      6/30/2001         $    11,679.22     6/30/2001          $    11,650.39
7/31/2001         $    11,913.15      7/31/2001         $    11,940.84     7/31/2001          $    11,950.83
8/31/2001         $    12,065.64      8/31/2001         $    12,078.16     8/31/2001          $    12,095.49
9/30/2001         $    12,176.64      9/30/2001         $    12,218.27     9/30/2001          $    12,222.98
10/31/2001        $    12,485.93      10/31/2001        $    12,049.65     10/31/2001         $    12,537.70
11/30/2001        $    12,281.16      11/30/2001        $    11,930.36     11/30/2001         $    12,232.14
12/31/2001        $    12,184.14      12/31/2001        $    11,873.10     12/31/2001         $    12,176.13
1/31/2002         $    12,273.08      1/31/2002         $    11,957.40     1/31/2002          $    12,242.71
2/28/2002         $    12,377.40      2/28/2002         $    12,072.19     2/28/2002          $    12,333.71
3/31/2002         $    12,126.14      3/31/2002         $    11,911.63     3/31/2002          $    12,151.17
4/30/2002         $    12,361.02      4/30/2002         $    12,124.84     4/30/2002          $    12,327.36
5/31/2002         $    12,474.75      5/31/2002         $    12,231.54     5/31/2002          $    12,417.35
6/30/2002         $    12,580.78      6/30/2002         $    12,339.18     6/30/2002          $    12,586.23
7/31/2002         $    12,731.75      7/31/2002         $    12,487.25     7/31/2002          $    12,754.88
8/31/2002         $    13,016.94      8/31/2002         $    12,637.10     8/31/2002          $    12,905.39
9/30/2002         $    13,296.81      9/30/2002         $    12,806.43     9/30/2002          $    13,110.58
10/31/2002        $    13,169.16      10/31/2002        $    12,798.75     10/31/2002         $    13,127.63
11/30/2002        $    13,177.06      11/30/2002        $    12,783.39     11/30/2002         $    13,061.99
12/31/2002        $    13,526.25      12/31/2002        $    13,001.99     12/31/2002         $    13,282.74

Hypothetical illustration of $10,000 invested at inception (commencement of operations was August 13, 1999), assuming reinvestment of dividends and capital gains at net asset value through December 31, 2002. This graph reflects the Fund's operating expenses but the Lehman Brothers Government/Credit Bond Index and the Lehman Brothers Intermediate U.S. Aggregate Bond Index do not have expenses which would have lowered its performance.

The graph does not reflect the deduction of taxes that you would pay on a Fund distribution or redemption of Fund shares.

You should remember that past performance is no guarantee of future returns and the Fund may not be able to duplicate its performance. The investment return and principal value of an investment in the Fund will fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


1 The Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index comprised of intermediate U.S. investment-grade fixed rate bonds. An investor cannot invest directly in an index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Credit ratings pertain to the underlying securities in the Fund, and do not remove market risk.

E*TRADE BOND FUND
Schedule of Investments
December 31, 2002
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
ASSET/MORTGAGE BACKED SECURITIES (26.5%)
----------------------------------------
        Bank of America Mortgage Securities, 2001-9, Series 1A29
          6.75%, 09/25/31                                                               450,000                  470,682
        CNL Commercial Mortgage Loan Trust, Series 2002-2A - Class A
          2.22%, 03/27/29                                                               299,095                  299,095#
        Commercial Mortgage Acceptance Corp., Series 1997-ML1 - Class A1
          6.50%, 12/15/30                                                                92,912                   97,297
        Ford Credit Auto Owner Trust
          7.50%, 10/15/04                                                               350,000                  362,276
        GMAC Mortgage Corp. 2002-J1 A7
          6.50%, 03/25/32                                                               500,000                  515,548
        GSR Mortgage Loan Trust 2002-4 A1B
          4.83%, 04/25/32                                                               500,000                  510,857
        Navistar Financial Corp. Owner Trust, 2001-A - Class B
          5.59%, 05/15/08                                                               310,002                  323,260
        Residential Funding Mortgage Securities I, Inc.
          6.50%, 03/25/24                                                               127,114                  129,170
        Structured Asset Securities Corp., 2001-12 - Class 2A13
          7.25%, 09/25/31                                                               146,271                  150,382
        Wells Fargo Mortgage Backed Securities, 2001-24 - Class A17
          6.75%, 11/25/31                                                               136,005                  138,986
                                                                                                             -----------
TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost:  $2,933,552)                                                     2,997,553
                                                                                                             -----------

                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
COMMERCIAL PAPER (3.5%)
-----------------------
        Mermaid Funding Corp.
          2.05%, 01/10/03                                                               400,000                  399,795
                                                                                                             -----------
TOTAL COMMERCIAL PAPER (Cost:  $399,795)                                                                         399,795
                                                                                                             -----------

                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
CORPORATE BONDS & NOTES (34.6%)
-------------------------------
AEROSPACE / DEFENSE                                                    (4.8%)
        Rockwell International Corp.
          6.63%, 06/01/05                                                               500,000                  546,441
                                                                                                             -----------
AUTOMOBILES                                                            (1.8%)
        TRW, Inc.
          6.05%, 01/15/05                                                               190,000                  200,350
                                                                                                             -----------
BANKING                                                                (7.8%)
        Bank of America Corp.
          7.13%, 04/30/06                                                               235,000                  265,568
        Wachovia Corp.
          6.00%, 10/30/08                                                               255,000                  280,722
        Washington Mutual, Inc.
          7.50%, 08/15/06                                                               300,000                  337,338
                                                                                                             -----------
                                                                                                                 883,628
                                                                                                             -----------


COMPUTERS                                                              (2.7%)
        Sun Microsystems, Inc.
          7.35%, 08/15/04                                                               300,000                  311,414
                                                                                                             -----------
COSMETICS / PERSONAL CARE                                              (2.9%)
        International Flavors & Fragrances, Inc.
          6.45%, 05/15/06                                                               300,000                  324,052
                                                                                                             -----------
ELECTRIC                                                               (2.0%)
        Toledo Edison Co.
          7.82%, 03/31/03                                                               224,000                  226,006
                                                                                                             -----------
FINANCIAL SERVICES                                                     (2.2%)
        Merrill Lynch & Company, Inc.
          6.55%, 08/01/04                                                               100,000                  106,480
        Morgan Stanley
          6.10%, 04/15/06                                                               130,000                  141,617
                                                                                                             -----------
                                                                                                                 248,097
                                                                                                             -----------
FOOD & HOUSEHOLD PRODUCTS                                              (4.1%)
        Conagra Foods, Inc.
          7.50%, 09/15/05                                                               415,000                  465,153
                                                                                                             -----------
MULTIMEDIA NETWORKING                                                  (2.9%)
        AOL Time Warner, Inc.
          8.18%, 08/15/07                                                               300,000                  329,322
                                                                                                             -----------
OIL & GAS                                                              (1.2%)
        Occidental Petroleum Corp.
          7.65%, 02/15/06                                                               120,000                  135,802
                                                                                                             -----------
RETAIL SALES                                                           (2.2%)
        Dayton Hudson Corp.
          5.88%, 11/01/08                                                               225,000                  254,045
                                                                                                             -----------
                                                                                                             -----------
TOTAL CORPORATE BONDS & NOTES (Cost:  $3,733,303)                                                              3,924,310
                                                                                                             -----------

                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.1%)
----------------------------------------------
                                                                      (23.1%)
        Federal Farm Credit Bank
          5.75%, 01/25/08                                                               200,000                  224,373
        Federal Home Loan Bank
          4.00%, 02/15/05                                                               700,000                  730,665
          4.63%, 08/13/04                                                               700,000                  733,020
          4.88%, 05/15/07                                                               300,000                  323,142
        Federal National Mortgage Association
          6.00%, 08/01/32                                                               282,590                  292,526
          6.25%, 02/01/11                                                               280,000                  313,345
                                                                                                             -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost:  $2,506,107)                                               2,617,071
                                                                                                             -----------

                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
U.S. TREASURY BONDS & NOTES (9.6%)
----------------------------------
                                                                       (9.6%)
        U.S. Treasury Note
          4.38%, 05/15/07                                                               500,000                  536,914
          5.00%, 08/15/11                                                               500,000                  548,281
                                                                                                             -----------
TOTAL U.S. TREASURY BONDS & NOTES (Cost:  $1,005,334)                                                          1,085,195
                                                                                                             -----------


                                                                                    FACE AMOUNT                 VALUE
                                                                                    -----------              -----------
SHORT-TERM INSTRUMENTS (0.2%)
-----------------------------
        Investors Bank & Trust Tri-Party Repurchase Agreement,
        dated 12/31/02, due 01/03/03, with a maturity value of
        $19,459 and an effective yield of 1.00%.
                                                                                         19,458                   19,458
                                                                                                             -----------
TOTAL SHORT-TERM INSTRUMENTS (Cost:  $19,458)                                                                     19,458
                                                                                                             -----------


TOTAL INVESTMENTS (Cost: $10,597,549)                                 (97.5%)                                 11,043,382
OTHER ASSETS, LESS LIABILITIES                                         (2.5%)                                    279,449
                                                                                                             ===========
NET ASSETS                                                           (100.0%)                                $11,322,831
                                                                                                             ===========

# Security valued at fair value in accordance with procedures approved by the Board of Trustees (Note 1).

   The accompanying notes are an integral part of these financial statements.

E*TRADE BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002
-------------------------------------------------------------------------------


ASSETS

Investments at-value (cost:  $10,597,549) (Note 1)                  $11,043,382
Cash                                                                         16
Receivable for fund shares sold                                         153,555
Due from E*TRADE Asset Management, Inc. (Note 2)                         48,706
Interest receivable                                                     126,169
Receivable for investment securities sold                                22,845
                                                                    -----------
      TOTAL ASSETS                                                   11,394,673
                                                                    -----------
LIABILITIES
Payable for fund shares redeemed                                             33
Accrued administration fee (Note 2)                                       4,257
Distributions to shareholders                                             6,471
Accrued accounting, custody and transfer agent fees                      20,504
Due to Trustees                                                           2,685
Accrued expenses                                                         37,892
                                                                    -----------
      TOTAL LIABILITIES                                                  71,842
                                                                    -----------
TOTAL NET ASSETS                                                    $11,322,831
                                                                    ===========
NET ASSETS CONSIST OF:
Paid-in capital                                                      10,999,808
Distributions in excess of net investment income                        (64,522)
Net realized loss on investments                                        (58,288)
Net unrealized appreciation of investments                              445,833
                                                                    -----------
TOTAL NET ASSETS                                                    $11,322,831
                                                                    ===========
SHARES OUTSTANDING (UNLIMITED AUTHORIZED, PAR VALUE $.01)             1,024,813
                                                                    ===========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE      $     11.05
                                                                    ===========

   The accompanying notes are an integral part of these financial statements.

E*TRADE BOND FUND
STATEMENT OF OPERATIONS
Year ended December 31, 2002
--------------------------------------------------------------------------

NET INVESTMENT INCOME:
      Interest                                                   $ 516,233
                                                                 ---------
            TOTAL INVESTMENT INCOME                                516,233
                                                                 ---------
EXPENSES (NOTE 2):
      Advisory fee                                                  26,835
      Administration fee                                            16,101
      Shareholder servicing fees                                    26,835
      Legal services                                                 7,665
      Audit and tax services                                        18,615
      Custodian fee                                                 81,982
      Transfer and dividend disbursing agent                        23,013
      Registration fees                                             26,238
      Trustee fees                                                   9,600
      Other expenses                                                32,160
                                                                 ---------
      TOTAL EXPENSES BEFORE WAIVER                                 269,044
Waived fees and reimbursed expenses (Note 2)                      (199,273)

                                                                 ---------
      NET EXPENSES                                                  69,771
                                                                 ---------
NET INVESTMENT INCOME                                              446,462
                                                                 ---------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized loss on sale of investments                     (28,563)
      Net change in unrealized appreciation of investments         504,331
                                                                ---------
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS        475,768
                                                                 ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 922,230
                                                                 =========

   The accompanying notes are an integral part of these financial statements.


E*TRADE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------

                                                                        For the Year Ended   For the Year Ended
                                                                         December 31, 2002    December 31, 2001
                                                                        ------------------   ------------------
NET INCREASE IN NET ASSETS
OPERATIONS:
Net investment income                                                       $   446,462        $   290,634
Net realized (loss)/gain on sale of investments                                 (28,563)            11,294
Net change in unrealized appreciation/(depreciation) of investments             504,331           (172,044)
                                                                            -----------        -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            922,230            129,884
                                                                            -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income                                       (511,968)          (301,541)
Distributions from net realized gain on sale of investments                          --            (22,843)
                                                                            -----------        -----------

TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                            (511,968)          (324,384)
                                                                            -----------        -----------
TRANSACTIONS IN SHARES OF COMMON STOCK:
Net proceeds from sale of shares                                              7,412,832          7,418,863
Value of shares issued in reinvestment of dividends and distributions           433,887            291,008
Cost of shares redeemed                                                      (5,414,887)        (2,572,527)
                                                                            -----------        -----------
NET INCREASE IN NET ASSETS FROM TRANSACTIONS IN SHARES OF COMMON STOCK        2,431,832          5,137,344
                                                                            -----------        -----------
REDEMPTION FEES                                                                   7,415              6,856
                                                                            -----------        -----------
NET INCREASE IN NET ASSETS                                                    2,849,509          4,949,700
NET ASSETS:
Beginning of year                                                             8,473,322          3,523,622
                                                                            -----------        -----------
END OF YEAR                                                                 $11,322,831        $ 8,473,322
                                                                            ===========        ===========
SHARE TRANSACTIONS:
Number of shares sold                                                           689,900            672,516
Number of shares reinvested                                                      40,183             27,188
Number of shares redeemed                                                      (502,438)          (240,524)
                                                                            -----------        -----------
NET INCREASE IN SHARES OUTSTANDING                                              227,645            459,180
                                                                            ===========        ===========

   The accompanying notes are an integral part of these financial statements.


E*TRADE BOND FUND
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------



                                                                             Year Ended                 Year Ended
FOR A SHARE OUTSTANDING FOR THE PERIOD                                    December 31, 2002        December 31, 2001(7)
                                                                          -----------------        --------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                           $10.63                     $10.43
                                                                               ------                     ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                       0.47                       0.58 (8)
     Net realized and unrealized gain (loss) on investments                      0.46                       0.23 (8)
                                                                               ------                     ------
     TOTAL INCOME FROM INVESTMENT OPERATIONS                                     0.93                       0.81
                                                                               ------                     ------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                   (0.52)                     (0.59)
     Distributions from net realized gains                                         --                      (0.03)
                                                                               ------                     ------

     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                        (0.52)                     (0.62)
                                                                               ------                     ------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                         0.01                       0.01
                                                                               ------                     ------
NET ASSET VALUE, END OF PERIOD                                                 $11.05                     $10.63
                                                                               ======                     ======

TOTAL RETURN                                                                   9.09 %                     7.93 %
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)                                 $11,323                     $8,473
     Ratio of expenses to average net assets  (1)                              0.65 %                     0.40 %
     Ratio of net investment income to average net assets  (2)                 4.16 %                     5.57 % (8)
     Portfolio turnover rate                                                  43.25 %                    25.98 % (10)



E*TRADE BOND FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------

                                                                                                             Period from
                                                                                                            August 13, 1999
                                                                                                             (commencement
                                                                                  Year Ended            of operations) through
FOR A SHARE OUTSTANDING FOR THE PERIOD                                       December 31, 2000(7)       December 31, 1999  (7)
                                                                             --------------------       ----------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 9.91                       $10.00
                                                                                    ------                       ------
INCOME FROM INVESTMENT OPERATIONS:
     Net investment income                                                            0.63                         0.16
     Net realized and unrealized gain (loss) on investments                           0.49                        (0.09)
                                                                                    ------                       ------
     TOTAL INCOME FROM INVESTMENT OPERATIONS                                          1.12                         0.07
                                                                                    ------                       ------

DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income                                        (0.63)                       (0.16)
     Distributions from net realized gains                                              --                           --
                                                                                    ------                       ------

     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                             (0.63)                       (0.16)
                                                                                    ------                       ------
REDEMPTION FEES ADDED TO PAID-IN CAPITAL                                              0.03                         0.00 (4)
                                                                                    ------                       ------
NET ASSET VALUE, END OF PERIOD                                                      $10.43                       $ 9.91
                                                                                    ======                       ======

TOTAL RETURN                                                                       11.98 %                       0.74 % (3)
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000s omitted)                                       $3,524                       $2,327
     Ratio of expenses to average net assets  (1)                                   0.35 % (5)                   0.35 % (5) (6)
     Ratio of net investment income to average net assets  (2)                      6.47 %                       6.34 % (6)
     Portfolio turnover rate                                                       52.00 % (9)                  25.00 % (3) (9)

------------
 (1) The ratio of expenses to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were 2.50% and 1.02%, respectively.

 (2) The ratio of net investment income (loss) to average net assets prior to waived fees and reimbursed expenses for the years ended December 31, 2002 and December 31, 2001 were 2.31% and 4.95%, respectively.

 (3) For the period August 13, 1999 (commencement of operations) through December 31, 1999 and not indicative of a full year's operating results.

 (4) Rounds to less than $0.01.

 (5) The Investment Adviser voluntarily agreed to pay the non-affiliated Trustee expenses for the Fund for the period August 13, 1999 (commencement of operations) through May 9, 2000. Even if such action had not been taken, total annualized operating expenses as a percentage of average net assets would have remained unchanged at 0.35% for the period from August 13, 1999 (commencement of operations) through December 31, 1999 and for the year ended December 31, 2000.

 (6) Annualized.

 (7) Per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Bond Index Master Portfolio.

 (8) Effective January 1, 2001 the Fund adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) per share by $.02 and decrease the ratio of net investment income to average net assets from 5.76% to 5.57%. Per share and ratios/supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in policy.

 (9) Portfolio turnover rate of Master Portfolio.

(10) For the period November 16, 2001 through December 31, 2001.


The accompanying notes are an integral part of these financial statements.

E*TRADE BOND FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

E*TRADE Bond Fund ("Fund") (formerly the E*TRADE Bond Index Fund), is a diversified series of E*TRADE Funds ("Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. As of December 31, 2002 the Trust consisted of eleven operating series: the E*TRADE Bond Fund (formerly the E*TRADE Bond Index Fund), the E*TRADE California Municipal Money Market Fund, the E*TRADE Government Money Market Fund, the E*TRADE International Index Fund, the E*TRADE Money Market Fund, the E*TRADE Municipal Money Market Fund, the E*TRADE New York Municipal Money Market Fund, the E*TRADE Premier Money Market Fund, the E*TRADE Russell 2000 Index Fund, the E*TRADE S&P 500 Index Fund, and the E*TRADE Technology Index Fund. These financial statements are for the E*TRADE Bond Fund.

The Fund's investment objective is to seek total return with an emphasis on income, under normal conditions. The Fund will seek to achieve its objective by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in a diversified portfolio of debt securities.

The following is a summary of significant accounting policies that are followed by the Fund in the preparation of its financial statements and which are in conformity with accounting principles generally accepted in the United States of America for investment companies. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

PRINCIPLES OF ACCOUNTING

The Fund uses the accrual method of accounting for financial reporting purposes.

SECURITY VALUATION

Investments in debt securities that mature in more than 90 days are valued on the basis of market quotations. Investments in short-term debt securities that mature in 90 days or less are valued at amortized cost, which approximates fair value. Investments in United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities and long-term corporate bonds are valued at representative quoted prices provided by an independent pricing service. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities; however, when such prices are not available, such bonds are valued at a bid price estimated by a broker. Investments in mortgage-backed and asset-backed securities are valued at prices obtained from a bond pricing service where available, or at a bid price obtained from one or more of the major dealers in such securities. If a quoted price is unavailable, then equivalent yield or yield spread quotes will be obtained from a broker and converted to a price. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in accordance with procedures established by and under the supervision and responsibility of the Fund's Board of Trustees.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Revenue is recognized as follows: dividend income is recognized on the ex-dividend date and interest income is recognized on a daily accrual basis. Realized gains and losses are reported on the basis of identified cost of securities delivered. Original issue discount and discount on securities purchased are accreted as interest income using a constant yield to maturity method. Premiums on securities purchased are amortized as a reduction in interest income using a constant yield to maturity method.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders from net investment income of the Fund are declared daily and distributed monthly. Distributions to shareholders from any net realized capital gains are declared and distributed annually, generally in December. All dividends and distributions will be automatically reinvested in additional shares of the Fund unless the shareholder elects otherwise. Such distributions to shareholders are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount, losses deferred to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may impact net investment income per share. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2002 and 2001 was as follows:

                               2002            2001
                            --------------------------
Distributions paid from:
Ordinary income             $509,335          $300,036
Long-term capital gain            --            20,510
                            --------        ----------
                            $509,335          $320,546
                            --------        ----------

At December 31, 2002, the components of Distributable Earnings on a tax basis were as follows:

Undistributed/(Overdistributed) Ordinary Income                    $   6,506
Unrealized Appreciation/(Depreciation)
                                                                     381,276
Capital and Other Losses
                                                                    (58,288)

FEDERAL INCOME TAXES

The Fund is treated as a separate entity from every other series of the Trust for federal income tax purposes. The Fund intends to qualify annually as a "regulated investment company" ("RIC") under Subchapter M of the Code. If so qualified, the Fund must distribute annually all of its investment company taxable income and any net capital gains (taking into account capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes was required for the year ended December 31, 2002.

As of December 31, 2002, for federal income tax purposes, the Fund had a capital loss carryforward of $58,288 expiring in 2010.

REDEMPTION FEES

Redemption of shares held in the Fund for less than four months are subject to a fee of 1.00%, calculated as a percentage of redemption proceeds. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

2. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

E*TRADE Asset Management, Inc. ("ETAM"), a wholly owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Group"), serves as the investment adviser for the Fund pursuant to an investment advisory agreement ("Advisory Agreement"). For its service as investment adviser, ETAM is currently paid by the Fund at an annual rate of 0.25% of the Fund's average daily net assets.

ETAM  also  provides  administrative  services  to  the  Fund,  pursuant  to  an administrative services agreement ("Administrative Agreement"). Services provided by ETAM acting as administrator include, but are not limited to: coordinating the services performed by the transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; preparing and supervising the preparation of periodic reports to the Fund's shareholders; generally supervising regulatory compliance matters; providing, at its own expense, the services of its personnel to serve as officers of the Trust; monitoring and reviewing the Fund's contracted services and expenditures; and reporting to the Board of Trustees concerning its activities pursuant to the Administrative Agreement. The Fund pays ETAM an administrative services fee equal to 0.15% of the Fund's average daily net assets.

ETAM also acts as shareholder servicing agent to the Fund under a Shareholder Servicing Agreement with the Fund. As shareholder servicing agent, ETAM provides services to shareholders or investors investing in shares of the Fund such as: support of telephone services; delivery of prospectuses, reports and proxy statements; receiving, tabulating and transmitting proxies executed on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances; maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulations. The Fund pays ETAM a shareholder servicing fee equal to 0.25% of the average daily net assets of the Fund. In addition, ETAM is allowed to use the servicing fees it receives under the Shareholder Servicing Agreement to compensate its affiliates, including E*TRADE Securities LLC (formerly E*TRADE Securities, Inc.), a wholly owned subsidiary of E*TRADE Group, the Trust's principal underwriter, for shareholder services provided by E*TRADE Securities to the Fund.

In the interest of limiting expenses of the Fund, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least April 30, 2003. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Fund's daily net assets. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund will be made unless: (i) the Fund's total annual expense ratio is less than the percentage stated above and
(ii) the payment of such reimbursement has been approved by the Trust's Board of Trustees on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund. Approximately $203,565 was eligible for reimbursement at December 31, 2002.

The amount "Due from E*TRADE Asset Management Inc." listed on the Fund's Statement of Assets and Liabilities, reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses on an annualized basis through at least April 30, 2003. The Fund may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Fund has reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Fund to exceed 0.65%.

PFPC Inc. serves as the transfer agent and dividend disbursing agent for the Fund. Investors Bank & Trust Company serves as sub-administrator, accounting services agent and custodian for the Fund.

E*TRADE Securities LLC serves as the principal underwriter of the Fund. Such services were provided at no cost to the Fund for the year ended December 31, 2002.

3. PORTFOLIO SECURITIES LOANED

The Fund may participate in securities lending, in which securities are lent to certain securities dealers in exchange for cash collateral equal to 102% of the initial market value of the domestic securities lent and 105% of the initial market value of the non-U.S. securities lent. The amount of collateral is adjusted daily for changes in the market value of securities lent but at no subsequent period would the cash collateral equal less than 100% of the market value of securities lent. The Fund retains a beneficial interest in the collateral held. The investment adviser monitors the creditworthiness of all parties to which securities are lent. The Fund charges the corresponding party interest on the market value of securities lent.

The Fund did not have any securities lending activity during the year ended December 31, 2002.

4. FUTURES CONTRACTS

The Fund may purchase or sell futures contracts to gain exposure to market changes as this may be more efficient or cost effective than actually buying the securities only if there is an active market for such contracts. A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. Government securities or other high-quality debt securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Pursuant to regulations and/or published positions of the Securities and Exchange Commission, the Fund is required to segregate cash, U.S. Government obligations or other liquid securities in connection with futures transactions in an amount generally equal to the entire futures contract amount. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contracts may not correlate with changes in the value of the underlying securities.

The Fund did not enter into any futures contracts during the year ended December 31, 2002.

5. REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. Repurchase agreements are transactions involving purchases of securities under agreements to resell such securities at a specified price and time, and are treated as collateralized financing transactions and recorded at their contracted resale amounts. These repurchase agreements, if any, are detailed in the Fund's Schedule of Investments. The Fund's cash investments must be fully collateralized based on values that are marked to market daily. The Fund's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. The Fund's investment adviser monitors, on an ongoing basis, the value of the collateral to assure that it always equals or exceeds the repurchase price.

The repurchase agreement held by the Fund at December 31, 2002 was fully collateralized by a U.S. Government obligation with a rate of 1.97%, a maturity date of 03/20/32 and an aggregate market value of $20,430.

6. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, exclusive of short-term securities and U.S. Government obligations, aggregated $7,357,522 and $4,297,280, respectively, for the year ended December 31, 2002. Purchases and sales of U.S. Government obligations for the year ended December 31, 2002 aggregated $2,796,811 and $2,504,667, respectively.

7. UNREALIZED APPRECIATION/DEPRECIATION - TAX BASIS

At December 31, 2002, the cost of investments for federal income tax purposes was $10,662,106. Net unrealized appreciation aggregated $381,276, of which $410,375 represented gross unrealized appreciation on securities and $29,099 represented gross unrealized depreciation on securities.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of E*TRADE Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the E*TRADE Bond Fund (the "Fund") (one of eleven funds comprising the E*TRADE Funds) as of December 31, 2002 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 13, 1999 through December 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the E*TRADE Bond Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from August 13, 1999 through December 31, 1999 in conformity with accounting principles generally accepted in the United States of America.


/S/ DELOITTE & Touche LLP
Los Angeles, California
February 13, 2003

TRUSTEE/OFFICER INFORMATION (UNAUDITED)

         The chart below identifies the Trustees and officers of the Trust which currently consists of eleven series. Each "interested" Trustee as defined by the 1940 Act, is indicated by an asterisk (*).


---------------------------------------------------------------------------------------------------------------------------
                                                        TRUSTEES
---------------------------------------------------------------------------------------------------------------------------
         NAME, ADDRESS,                                                                              OTHER DIRECTORSHIPS
        AGE AND POSITION                    LENGTH                  PRINCIPAL OCCUPATION(S)            HELD BY TRUSTEE
         HELD WITH TRUST                OF TIME SERVED               DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan* (45)           Since February 2002        Mr. Caplan is Chief Executive
4500 Bohannon Drive                                           Officer and President of E*TRADE
Menlo Park, CA  94025                                         Group, Inc.  He also is Chairman of
Trustee                                                       the Board and Chief Executive
                                                              Officer of E*TRADE Financial
                                                              Corporation and E*TRADE Bank and a
                                                              Director of E*TRADE Global Asset
                                                              Management, Inc.  He previously
                                                              served as Vice Chairman of the
                                                              Board of Directors, President and
                                                              Chief Executive Officer of Telebanc
                                                              Financial Corporation and Telebank
                                                              (renamed E*TRADE Bank) from
                                                              1993-2000.
---------------------------------------------------------------------------------------------------------------------------
Steven Grenadier (38)              Since February 1999        Mr. Grenadier is an Associate
4500 Bohannon Drive                                           Professor of Finance at the
Menlo Park, CA  94025                                         Graduate School of Business at
Trustee                                                       Stanford University, where he has
                                                              been employed as a professor since
                                                              1992.
---------------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers* (43)             Since February 1999        Ms. Meyers is the Manager, Chief      Meyers Capital
4500 Bohannon Drive                                           Executive Officer, and founder of     Management LLC
Menlo Park, CA  94025                                         Meyers Capital Management, a
Trustee                                                       registered investment adviser
                                                              formed in January 1996.  She has
                                                              also managed the Citizens Value
                                                              Fund since 2001 (and its
                                                              predecessor since June 1996).
---------------------------------------------------------------------------------------------------------------------------
Ashley T. Rabun (50)               Since February 1999        Ms. Rabun is the Founder and Chief    Professionally
4500 Bohannon Drive                                           Executive Officer of InvestorReach    Managed Portfolios, a
Menlo Park, CA  94025                                         (which is a consulting firm           multi-series trust of
Trustee                                                       specializing in marketing and         US Bancorp
                                                              distribution strategies for
                                                              financial services companies formed
                                                              in October 1996).  She was
                                                              previously President of Nicholas
                                                              Applegate Mutual Funds.
---------------------------------------------------------------------------------------------------------------------------
George J. Rebhan (68)              Since December 1999        Mr. Rebhan retired in December        Advisors Series Trust
4500 Bohannon Drive                                           1993, and prior to that he was
Menlo Park, CA  94025                                         President of Hotchkis and Wiley
Trustee                                                       Funds (investment company) from
                                                              1985 to 1993.
---------------------------------------------------------------------------------------------------------------------------


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Liat Rorer (42)                    Since May 2001             Ms. Rorer is Vice President of        N/A
President                                                     E*TRADE Asset Management, Inc. and
                                                              E*TRADE Advisory Services.  She is
                                                              also a Business Leader of E*TRADE
                                                              Global Asset Management, Inc.
                                                              Prior to that she was a Business
                                                              Leader of E*TRADE Securities LLC,
                                                              which she joined in 1999.  Prior to
                                                              that Ms. Rorer worked as a senior
                                                              consultant for the Spectrem Group,
                                                              (financial services consulting)
                                                              beginning in 1998.  From 1996 to
                                                              1998, she was Vice President for
                                                              Charles Schwab's Retirement Plan
                                                              Services.
---------------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried (42)           Since November 2000        Ms. Gottfried is Vice President of    N/A
Vice President and Treasurer                                  E*TRADE Asset Management. She is
                                                              also a Business Manager of E*TRADE
                                                              Global Asset Management, Inc. She
                                                              joined E*TRADE in September 2000.
                                                              Prior to that, she worked at Wells
                                                              Fargo Bank from 1984 to 2000 and
                                                              managed various areas of Wells
                                                              Fargo's mutual fund group.
---------------------------------------------------------------------------------------------------------------------------
Jay Gould (47)                     Since August 2000          Mr. Gould is Secretary of E*TRADE     N/A
Secretary                                                     Asset Management.  Mr. Gould also
                                                              serves as Chief Counsel and
                                                              Secretary to E*TRADE Global Asset
                                                              Management, Inc. and Secretary to
                                                              E*TRADE Advisory Services, Inc.
                                                              Mr. Gould serves on the Rules
                                                              Committee and the International
                                                              Committee of the Investment Company
                                                              Institute, and serves on the
                                                              Advisory Board of the Wall Street
                                                              Lawyer.  From February to December
                                                              1999, he served as a Vice President
                                                              at Transamerica and prior to that
                                                              he worked at Bank of America
                                                              (banking and financial services)
                                                              from 1994.
---------------------------------------------------------------------------------------------------------------------------

*Ms.  Meyers may be  considered an  "interested"  person (as defined by the 1940
Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc., the parent company of ETAM, investment adviser to each series of the Trust.

The Statement of Additional Information includes additional information about the Trustees and officers of the Trust and may be obtained, without charge, by accessing our Website online (www.etrade.com) or by calling our toll-free number at (800) 786-2575.